Tradr 2X Short APLD Daily ETF

(Ticker Symbol: APLZ)

Tradr 2X Short BE Daily ETF

(Ticker Symbol: BEZ)

Tradr 2X Short NBIS Daily ETF

(Ticker Symbol: NBIZ)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 15, 2026 to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”).

On May 14, 2026, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Short APLD Daily ETF, Tradr 2X Short BE Daily ETF, and Tradr 2X Short NBIS Daily ETF (each a “Fund”), a reverse split of the issued and outstanding shares of each Fund, as described below. After the close of trading on the Cboe BZX Exchange, Inc. (the “Exchange”) on June 2, 2026, each Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Fund Name	Reverse Split Ratio
Tradr 2X Short APLD Daily ETF	1-for-5	Tradr 2X Short BE Daily ETF	1-for-10
		Tradr 2X Short NBIS Daily ETF	1-for-10

Shares of each Fund will begin trading on the Exchange on a split-adjusted basis on June 3, 2026.

As a result of the reverse share split, for every five shares or ten shares of the applicable Fund held by a shareholder prior to the split, the shareholder will receive one share of their Fund with a net asset value (“NAV”) equal to five times or ten times, respectively, the NAV of one share prior to the split. The reverse share split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The tables below provide simplified illustrations of the effect of a hypothetical 1-for-5 reverse split and a hypothetical 1-for-10 reverse split (actual NAV, shares and total market value may vary):

1-for-5 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	50	$20	$1,000
Post-split	10	$100	$1,000

1-for-10 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	100	$25	$2,500
Post-reverse split	10	$250	$2,500

The reverse share split may result in a shareholder holding a fractional share of a Fund. Because the Funds do not issue fractional shares, whether a shareholder holds a fractional share following the reverse split will depend on the policies of a shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of the Funds, the shareholder will receive an amount of cash equivalent to the value of a fraction of one share to which such shareholder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse share split is not expected to result in a taxable transaction for shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the share splits, shareholders may call the Funds at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.